Exhibit 10.13

NATIONAL ENERGY BERHAD

(TNB 190)
(28/068344/2)

To,

....

Tenaga Nasional Berhad (Sungai Petani)
23, Jalan Petri
08000 Sungai Petani
Kedah Darul Aman.

BANK GUARANTEE FOR BILL/INDEMNITY PAYMENT - PEBMCA022546

REPLACING BANK GUARANTEE NO. PEBMCA019976

In consideration of Tenaga Nasional Berhad (hereinafter referred to as "Tenaga Nasional") for supplying electric power or renting equipment to **TEM ELECTRONICS (M) SDN. BHD.** (hereinafter referred to as the "Customer") **HSBC BANK MALAYSIA BERHAD** at **MENARA IQ, LEVEL 30, TRX CITY, 55188 TUN RAZAK EXCHANGE, KUALA LUMPUR** (hereinafter referred to as the "Bank") shall pay to Tenaga Nasional any and all monies not exceeding **RM50,000.00** in total which may at any time be owed by the User to Tenaga Nasional and which shall be and remain owing at any time and/or any times during the guarantee period [in relation to the payment of liquidated damages as recorded in the electricity supply contract by Tenaga Nasional to the User and] also in relation to the supply of electricity and/or the rental of equipment by Tenaga Nasional to the User.

DO HEREBY AGREE AND ACKNOWLEDGE AS FOLLOWS:

1. This guarantee is valid for one (1) year from **07/01/2026** to **06/30/2027**

2. (a) This Guarantee shall remain in full force and effect continuously, subject to the limits stated above with respect to time and amount.

[(b) The Bank agrees to furnish to Tenaga Nasional a Bank Guarantee for the payment of liquidated damages as well as a Guarantee for the supply of electricity and/or the hiring of electrical equipment].

3. Written notice of any default by the User shall be given by Tenaga Nasional to the Bank, and within seven (7) days of its receipt, the Bank shall pay any amount payable by the User under this guarantee.

4. This guarantee may be terminated at any time at the option of the Bank by giving one (1) month's written notice to Tenaga Nasional and after the expiration of said one-month period this guarantee shall be terminated, but without prejudice to the rights of Tenaga Nasional to demand and obtain from the Bank any sum or sums of money which may be owed by the User of Tenaga Nasional on the date of termination of the guarantee in connection with [settled compensation payment and] the supply of electric power or the rental of equipment within the limits stated above.

HSBC BANK MALAYSIA BERHAD Global Trade Solutions

PEBMCA022546

5. Any notice required to be given by Tenaga Nasional to the Bank as set forth below shall be given within sixty (60) days from the date as applicable.

6. This guarantee shall not be affected or impaired by the dissolution or winding up of the user.

Dated ..... 05/15/2026 .... xx. ....

Signed by)
And on behalf of the Bank) Kathury A/P Shamugam U58473) innoly A/P Muniandy 045111
)
)
)
)

HSBC BANK MALAYSIA BERHAD GTE
Menara IQ, Lingkaran TRX Tun Razak Exchange
Attorney-in-Fact

Before)

Nursyafiqah binti Abdul Halim
Nursyafiqah binti Abdul Halim
.....................078206 ....

NOTE i) Strike out the paragraphs marked [ ] for the users for whom Settled Indemnity Payment does not apply.

ii)	Payment guarantee for the supply of electric power	RM	**50,000.00**
	Settled compensation payment guarantee	RM	
	Total Security Deposit	RM	**50,000.00**

CA NO: 220493614306 & 220493616006

I i K JUN A YSIA IBU PEJABAT “ LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8 , 63000 CYBERJAYA SELANGOR DARUL EHSAN RESIT RASMI SETEM DS_1 RP (Pin 1/2017) STAMP OFFICIAL RECEIPT (Sila lekatkan resit rasmi setem ini ke atas surat cara sebagai bukti penyeteman) Please affae7i t/his sfamp official receipt to the insf/umenf as evidence of stamping M A L A Y S 1 A " ASAL Cara Bayaran Payment Ivlethod No . Adjudikasi A • i • ination No . Jenis Surat Cara Type Of instrument Tarikh Surat Cara Date Of/ns7/zzmanf Balasan consideration KRED IT TAMBAH N I LA I GOFAA004006DABF PERFORMANCE BOND SURAT CARA UTAMA 15/ 05/2026 RM 50,000.00 Maklumat Pihak Pertama I Penjual / Pemberi First Pa xx / vent r/ Transferor f Assignor TEM ELECTRONICS (M) SDN. BHD., NO SYARIKAT 365460T Maklumat Pihak Kedua I Pembeli I Penerima second Parfy/Purcfiaserf Transferee /Assignee TENAGA NASIONAL BERHAD, NO SYARIKAT 200866W Butiran Harta I Suratcara Property/lnstmment Dascripti. on PEBMCA022546 Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah: This is Io certify this inetmment is stamped and Endorsed as below: No. Keluluean Perbendaharaan ”Treasury Apy/ova/ / \ fa. : KK/BlSKK/10/600 - 2/1/2(60) I Tarikh Ceiafi. Pfinled Date : l8/ofi/ Z0 Z8 o9:a5:az Pengosahan ketulenan Resit Rasmi Setem ini boBh dipastikan di stamps.hesil.gov.my atau melalui aplikasi telefon pintar ”i”fie auffienlioity of this S/amp O/7Icie/ Receipt can be veififiad al stemps.tiasil.gov.my or by mobile app lni adalah cetakan komputerdan tidak perlu ditandatangani